Exhibit 10

                            PUT AND CALL AGREEMENT

     AGREEMENT made as of this 15th day of December, 1994 among KEMPER ASSET HOLDINGS, INC., a Delaware corporation ("KAHI") and wholly-owned subsidiary of KEMPER CORPORATION, a Delaware corporation ("Kemper"), KEMPER MONEY MARKET FUND ("KMMF"), CASH EQUIVALENT FUND ("CEF"), KEMPER PORTFOLIOS ("KP"), CASH ACCOUNT TRUST ("CAT") and KEMPER INVESTORS FUND ("KINF"), each a Massachusetts business trust (each of KMMF, CEF, KP, CAT and KIF a "Fund" and collectively the "Funds").

     WHEREAS, the Funds currently hold in the portfolios indicated (each a "Portfolio") certain County of Orange, California 1994-95 Taxable Notes due 7/10/95 -- floating rate (the "Notes") in the principal amount indicated:

                                 Principal Amount
Fund                                 of Notes
- ----                             ----------------

KMMF -- Money Market Portfolio       $100,000,000

CEF -- Money Market Portfolio          80,000,000

KP -- Kemper Cash Reserves Fund        10,000,000

CAT -- Money Market Portfolio           5,000,000

KINF -- Money Market Portfolio          3,000,000
                                  ---------------

            Total                 $   198,000,000
                                  ===============


     WHEREAS, the County of Orange, California, has filed a petition under Chapter 9 of the United States Bankruptcy Code (the "Code"); and

     WHEREAS, Kemper, KAHI and each of the Funds desire that the Funds and their shareholders be protected with respect to all interest and principal called for by the terms of the Notes;


     NOW, THEREFORE, intending to be legally bound hereby, the parties agree:

     1. Each Fund, on the Put Date (as hereinafter defined) shall have the unconditional right to require KAHI to purchase at par, plus accrued interest compounded monthly (without considering any limitations which may

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be imposed on such accrual under the Code), all or part of the Notes then held by such Fund in accordance with the terms of this Agreement. Such Fund(s) may exercise such right by giving written notice to KAHI and Kemper not later than 5:00 p.m. (Central time) on the business day prior to such Put Date; provided that prior to March 14, 1995 no Fund shall deliver any such notice unless Kemper shall fail to maintain a private short term debt rating of "Duff 1") by Duff & Phelps Credit Rating Co. ("Duff & Phelps"). Such Fund(s) shall tender and KAHI shall purchase and pay for the Notes being acquired by wire transfer of immediately available funds by 12:00 noon (Central time) on such Put Date. As used herein, the term "Put Date" shall mean (a) March 15, 1995 or (b) any earlier date on which Kemper shall fail to maintain a private short term debt rating of "Duff 1" by Duff & Phelps.

     2. KAHI shall have the unconditional right to require each Fund to sell to KAHI, at the greater of (a) par plus accrued interest compounded monthly (without considering any limitations which may be imposed on such accrual under the Code) or (b) market, all or such part of the Notes held by such Fund as KAHI shall designate at any time and from time to time prior to March 15, 1995. KAHI may exercise its rights under this Paragraph by giving written notice to such Fund(s) not later than 5:00 p.m. (Central time) on the business day immediately preceding the date of purchase designated by KAHI. Such Fund(s) shall tender and KAHI shall purchase and pay for the Notes or such portion thereof as KAHI shall have elected to purchase by wire transfer of immediately available funds by 12:00 noon (Central time) on such date of purchase.

     3. Each Fund may, at any time and from time to time prior to March 15, 1995, sell the Notes or any part thereof to any other person. Upon any such sale any rights and/or obligations of KAHI under Paragraphs 1 and 2 above with respect to the sold Notes shall be extinguished.

     4. Each Fund hereby assigns to KAHI any and all actions, claims and other rights of every kind and nature (other than for principal and interest and such Fund's right under Paragraph 1 above) related in any way to any Notes, including without limitation such Fund's purchase of any Notes, that such Fund sells to KAHI pursuant to Paragraph 1 or 2 above, including without limitation any rights and other claims under federal or state securities laws, under the Code and under any other laws. KAHI hereby accepts such assignment.

     5. All decisions by any Fund to exercise or not exercise its right under Paragraph 1 above, or to sell all or any part of the Notes to other persons under Paragraph 3 above, shall require the approval of a majority of the trustees of such Fund who are not interested persons (as defined in the Investment Company Act of 1940) of the Fund.

     6. This Agreement shall terminate at such time as all obligations of KAHI under Paragraph 1 above shall have been satisfied or shall have expired, or at such earlier time as KAHI shall have acquired all of the

                                      5

Notes in accordance with the terms hereof, provided that the assignment provided for in Paragraph 4 shall survive any such termination. This Agreement shall also terminate with respect to any Notes at such time as the Fund holding such Notes has been (a) paid any interest due (without considering any limitations on accrual  which  may  be  imposed  under  the
Code), compounded monthly, and (b) provided an irrevocable letter of credit or similar instrument issued by a Qualified Party that unconditionally obligates such Qualified Party to pay such Fund the principal amount of and all accrued interest (without considering any limitations which may be imposed on such accrual under the Code) on such Notes when due thereafter under the terms thereof if not so paid by the issuer of such Notes. As used in the preceding sentence, the term "Qualified Party" means a party not affiliated with KAHI or Kemper but rated by the Requisite NRSROs in the highest category for Short-term obligations (as the terms "Requisite
NRSROs" and "Short-term" are defined in Rule 2a-7 under the Investment Company Act of 1940).

     7. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and shall not be assignable by either party. This Agreement may be amended only by a writing signed on behalf of all parties.

     8. Except as otherwise provided herein, all notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person or if sent by registered or certified mail, return receipt requested, by facsimile or similar transmission, or by overnight delivery, as follows, unless such address is changed by written notice hereunder:

         (a)  If to KAHI and/or Kemper:

              Kemper Asset Holdings, Inc. and
              Kemper Corporation
              One Kemper Drive
              Long Grove, Illinois  60049
              Attn:  Chief Financial Officer

              with a copy to:

              Kathleen A. Gallichio
              Senior Vice President, General Counsel
              and Corporate Secretary
              Kemper Corporation
              One Kemper Drive
              Long Grove, Illinois  60049

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         (b)  If to a Fund:

              [Name of Fund]
              c/o Kemper Financial Services, Inc.
              120 South LaSalle Street
              Chicago, Illinois  60603
              Attn:  Chief Investment Officer

              with a copy to:

              Charles F. Custer
              Vedder, Price, Kaufman & Kammholz
              222 North LaSalle Street
              Chicago, Illinois  60601

     9. This Agreement is executed by or on behalf of the Fund(s) and the obligations hereunder are not binding upon any of the Trustees, officers or holders of shares of any Fund individually but are binding only upon each Fund and its respective assets and property. All obligations of any Fund under this Agreement shall apply only to the Portfolio indicated above, and no assets of any other portfolio shall be liable for the obligations of such Portfolio.

     10. Each Fund's Declaration of Trust as amended is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement shall be construed in accordance with the laws of the State of Illinois (except as to Paragraphs 9 and 10 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts).

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     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.


ATTEST:                      KEMPER ASSET HOLDINGS, INC.


/S/ ARTHUR J. MCGIVERN       By: /S/ JOHN H. FITZPATRICK
- ------------------------        ------------------------
                                 Its  President
                                    --------------------


ATTEST:                      KEMPER MONEY MARKET FUND
                             CASH EQUIVALENT FUND
                             KEMPER PORTFOLIOS
                             CASH ACCOUNT TRUST
                             KEMPER INVESTORS FUND

/S/ PHILIP J. COLLORA        By: /S/ CHARLES M. KIERSCHT
- ------------------------        ------------------------
                                  Its  President
                                     -------------------


                                  GUARANTY

     FOR VALUE RECEIVED, KEMPER CORPORATION, a Delaware corporation ("Kemper"), hereby unconditionally guarantees any and all obligations of KEMPER ASSET HOLDINGS, INC., a Delaware corporation (KAHI"), under the foregoing Put and Call Agreement of even date, including without limitation obligations of payment. Kemper hereby waives any defenses that KAHI may have, now or in the future, to any such obligations.

     Dated as of December 15, 1994.


ATTEST:                      KEMPER CORPORATION


ARTHUR J. MCGIVERN           By: /S/ JOHN H. FITZPATRICK
- --------------------            ------------------------
                                 Its  Executive V. P.
                                    --------------------


W:1915AJM

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